UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HOOKIPA PHARMA INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! HOOKIPA PHARMA INC. 350 FIFTH AVENUE, SUITE 7240 NEW YORK, NY 10118 HOOKIPA PHARMA INC. 2022 Annual Meeting Vote by June 29, 2022 11:59 PM ET You invested in HOOKIPA PHARMA INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 30, 2022. Vote Virtually at the Meeting* June 30, 2022 10:00 AM, EDT Virtually at: www.virtualshareholdermeeting.com/HOOK2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D86126-P69245 Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 16, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. We encourage you to access and review the proxy materials before voting. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D86127-P69245 01) Julie O’Neill 02) Reinhard Kandera 1. Election of Class III Directors Nominees: 2. To ratify the selection of PwC Wirtschaftsprüfung GmbH as HOOKIPA Pharma Inc.’s (the “Company’s”) independent registered public accounting firm for the fiscal year ending December 31, 2022. 3. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of common stock from 100,000,000 shares to 200,000,000 shares. 4. The authorization of an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of Company common stock (without reducing the authorized number of shares of Company common stock), in the range of 1-for-2 to 1-for-10, if and when determined by the Company’s board of directors. 5. To approve an amendment to the Company’s 2019 Stock Option and Incentive Plan to increase the maximum number of shares of common stock reserved and available for issuance under the 2019 Stock Option and Incentive Plan by 1,000,000 shares. NOTE: To transact any other business that may properly come before the meeting or any adjournment thereof. For For For For For